软件产品转让

及

团队收购协议

甲方：刘乾
乙方：摩地（上海）信息科技有限公司

经甲乙双方协商一致，就《网吧园丁》（"软件产品"）之收购和转让，以及和聘用刘乾团队之事宜，达成本协议。

1 软件产品的名称及版本号：

1.1 软件全称：网吧园丁
1.2 软件简称：网吧园丁
1.3 软件版本：v2.7 版和 v3.0 版

2 收购事项：

乙方同意:-

2.1 于合约签订起 20 日内支付甲方人民币六十五万元现金作为收购软件产品, 及聘用团队加入摩奇的总代价。

3 甲方的权利和责任：

3.1 甲方同意自签订本协议之日起，甲方不再拥有该软件产品；
3.2 甲方同意向乙方提供该软件的全部源代码及其他相关文档，包括甲方拥有的服务器与渠道；以及所有已收费网吧的收入情况；
3.3 甲方有义务配合乙方注册该软件产品的知识产权；
3.4 甲方有义务向乙方提供该软件相关的技术支持；
3.5 甲方不得以任何方式向第三方透露与该软件相关的技术细节

4 甲方之开发团队

自签订本协议之日起，甲方承诺将促使团队成员包括：刘乾(即甲方)、刘强、韩永强、王志峰正式成为乙方公司员工，并与乙方签订相关的劳动合同。

5 乙方的权利和责任：

自签订本协议之日起，乙方拥有该软件产品的所有权，包括该产品现时的所有收入。

6 共同条款：

6.1 甲方同意将该软件产品的各项权利无地域限制地转让给乙方；

6.2 违反本协议第二条第 2 款、第 5 款之约定，甲方必须向乙方赔偿乙方在该软件上的所有投入，且乙方有权解除本协议；

6.3 违反本协议第三条第 2 款、第 3 款之约定，甲方有权解除本协议，并向乙方无偿索回该软件产品。

7 **其他：**

7.1 本合同以甲乙双方全部签字之日为开始生效之日期。

7.2 未尽事宜，双方应协商解决。不愿协商或协商不成的，按司法程序解决。

7.3 本协议共壹页；壹式贰份，双方各执壹份。

甲方：刘乾

乙方：摩地（上海）信息科技有限公司

代表人：张楚翘

刘乾

签订日期：2009 年 10 月 23 日

签订日期：______年___月___日